Summary Prospectus August 2, 2021
Virtus KAR Small-Mid Cap Value Fund
A: VKSDX	C: VKSEX	I: VKSFX	R6: VKSGX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, statement of additional information (SAI), and other information about the fund online at virtus.com/tools-resources/mutual-fund-documents.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary such as a bank, the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus and SAI, both dated August 2, 2021, are incorporated by reference into this Summary Prospectus.
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports will no longer be sent by mail, unless specifically requested from the fund or from your broker-dealer or financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take action.
You may elect at any time to receive not only shareholder reports but also certain other communications such as prospectuses from the fund electronically, or you may elect to receive all future shareholder reports in paper free of charge to you. If you own your shares directly with the fund, you may make such elections by calling the fund at 1-800-243-1574 or, with respect to requesting electronic delivery, by visiting www.virtus.com. An election made directly with the fund will apply to all Virtus Mutual Funds in which you own shares directly. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Investment Objective
The fund has an investment objective of seeking long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts in Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Funds. More information on these and other discounts is available: (i) from your financial professional or other financial intermediary; (ii) under “Sales Charges” on page 14 of the fund’s prospectus; (iii) with respect to purchase of shares through specific intermediaries, in Appendix A to the fund’s prospectus, entitled “Intermediary Sales Charge Discounts and Waivers;” and (iv) under “Alternative Purchase Arrangements” on page 82 of the fund’s statement of additional information (“SAI”).
Shareholder Fees (fees paid directly from your investment)	Class A	Class C		Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.50%	None		None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00	%(a)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R6
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses (b)	0.38%	0.38%	0.40%	0.30%
Total Annual Fund Operating Expenses	1.28%	2.03%	1.05%	0.95%
Less: Fee Waiver and/or Expense Reimbursement(c)	(0.11)%	(0.11)%	(0.13)%	(0.13)%
Total Annual Fund Operating Expenses After Expense Reimbursement (c)	1.17%	1.92%	0.92%	0.82%

(a)
The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(b)
Estimated for current fiscal year, as annualized.

(c)
The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.17% for Class A Shares, 1.92% for Class C Shares, 0.92% for Class I Shares and 0.82% for Class R6 Shares through January 31, 2023. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes an investment of  $10,000 in the fund for the time periods indicated. It shows your costs if you sold your shares at the end of the period or continued to hold them. The example also assumes that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years
Class A	Sold or Held	$663	$1,100
Class C	Sold	$295	$809
	Held	$195	$809
Class I	Sold or Held	$94	$506
Class R6	Sold or Held	$84	$479
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. As of the date of this prospectus, the fund has not completed a fiscal year of operations; therefore, portfolio turnover information for the fund is not shown here.
Investments, Risks and Performance
Principal Investment Strategies
The fund pursues long-term capital appreciation in the small and medium market capitalization sectors while seeking to incur less risk than the small- and mid-cap markets. The fund invests in a select group of small and mid-market capitalization companies believed by the subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies the subadviser believes to have a sustainable competitive advantage, strong management and low financial risk and to be able to grow over market cycles. Although the fund invests primarily in U.S. companies, it may invest in foreign securities and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small and medium market capitalization companies. As of the date of this Prospectus, the fund’s subadviser considers small and medium market capitalization companies for this purpose to be those companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell 2500TM Value Index on a rolling three-year basis. On this basis, as of June 30, 2021, the total market capitalization range of companies included in the Russell 2500TM Value Index over the past three years was $2.3 million to $40.8 billion. Generally, the fund invests in approximately 25 to 35 securities at any given time.
The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry, or as necessary to provide funding for new holdings the subadviser deems more attractive.
Principal Risks
The fund may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The principal risks of investing in the fund are identified below.
>
Equity Securities Risk.  The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

>
Limited Number of Investments Risk.  Because the fund may have a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.

>
Market Volatility Risk.  The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

>
Small and Medium Market Capitalization Risk.  The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

>
Value Stocks Risk.  The fund may underperform when value investing is out of favor or the fund’s investments may not appreciate in value as anticipated.

>
Foreign Investing Risk.  Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

>
Depositary Receipts Risk.  Investments in foreign companies through depositary receipts may expose the fund to the same risks as direct investments in securities of foreign issuers.

>
Redemption Risk.  One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

>
Currency Rate Risk.  Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the fund’s shares.

>
New Fund Risk.  The fund may not grow to an economically viable size, in which case the fund may cease operations and investors may be required to liquidate or transfer their investments at an inopportune time.

Performance Information
The fund has not had a full calendar year of operations; therefore, performance information is not shown here. Updated performance information is available at virtus.com or by calling 800-243-1574.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an affiliate of VIA.
Portfolio Managers
>
Julie Kutasov,  Portfolio Manager and Senior Research Analyst at KAR. Ms. Kutasov has served as a Portfolio Manager of the fund since inception in August 2021.

>
Craig Stone,   Portfolio Manager and Senior Research Analyst at KAR. Mr. Stone has served as a Portfolio Manager of the fund since inception in August 2021.

Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
•
$2,500, generally

•
$100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

Minimum additional investments applicable to Class A and Class C Shares:
•
$100, generally

•
No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.

For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
Class R6 Shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 Shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 Shares subject to the fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement.
In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial professional, broker-dealer or other financial intermediary.
Taxes
The fund’s distributions are taxable to you as either ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial professional or visit your financial intermediary’s website for more information.

Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074
8071	8-21